Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

February 12, 2024

Morgan Stanley Institutional Fund Trust

Supplement dated February 12, 2024 to the Morgan Stanley Institutional Fund Trust Summary Prospectus, Prospectus and Statement of Additional Information dated January 28, 2024, as amended

Core Plus Fixed Income Portfolio (the "Fund")

In anticipation of the reorganization of the Fund into the Eaton Vance Total Return Bond ETF that has previously been announced, the final date for existing investors to purchase shares of the Fund or exchange shares of another Morgan Stanley mutual fund for shares of the Fund will be on or about March 20, 2024 rather than on or about March 8, 2024, as was previously stated.

Please retain this supplement for future reference.

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